UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

ELEVATED CONCEPTS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-154221	26-3126279
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Revere Drive, Suite 200 Northbrook, IL	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 509.5884

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2009, Elevated Concepts, Inc., a Nevada corporation, entered into a merger agreement (the “Merger Agreement”) with Bloggerwave Inc., a private company (“Bloggerwave”), pursuant to which the Company will be the surviving entity. In accordance with the terms and provisions of the Merger Agreement, the Company: (i) issued an aggregate of 5,000,000 shares of its common stock to the shareholders of Bloggerwave (the “Bloggerwave Shareholders”) on the basis of 50,000 restricted shares of the Company for each one share held of record by the Bloggerwave Shareholder; and (ii) within 10 days will issue a further 3,000,000 shares of its common stock to the management of Bloggerwave (the “Bloggerwave Management”).

The shares of common stock of the Company will be issued to the Bloggerwave Shareholders and the Bloggerwave Management in reliance upon the exemption from registration provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended.

Item 2.01 Completion of Acquisition of Disposition of Assets

The Company refers to Item 1.01 above, “Entry into Material Definitive Agreement” and upon completion of the audited financial statements of Bloggerwave, the Company will file an additional Current Report on Form 8-K detailing the current and proposed future business operations of the Company.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In accordance with the terms and provisions of the Merger Agreement and as discussed above, the Company issued an aggregate of 5,000,000 shares of its restricted common stock.

The following table sets forth certain information, as of September 9, 2009, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 9,100,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers
ULRIK SVANE THONSEN KLOVERMARKEN 42 3060 ESPERGAERDE, DK	500,000	5.5%
JAKOB W. LEMMEKE SORTEVEJ 3 3070 SNEKKERSTEN, DK	500,000	5.5%
All executive officers and directors as a group (2 persons)	1,000,000	11.0%
Beneficial shareholders greater than 10%
IQDIVISION CORP. (2) 1802 NORTH CARSON STREET, SUITE 108 CARSON CITY, NV 89701	3,500,000	38.5%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)
Mr. Rene Lauritsen, a resident of Denmark, has voting and dispositive control over the shares of the Company held by IQDivision Corp. by virtue of being the sole officer and director of IQDivision Corp.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

 Item 5.01Changes in Control of Registrant

The Company refers to Item 3.02 above, “Unregistered Sales of Equity Securities” concerning the change in control.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Following the Merger Agreement, effective on September 9, 2009: (i) Mr. Vasili Borisov resigned as the President/Chief Executive Officer, Principal Executive Officer and a director of the Company; (ii) Ms. Nadeezda Bulicheva resigned as the Chief Financial Officer/Treasurer, Secretary, Principal Accounting Officer and as a director of the Company; (iii) Ulrik Svane Thomsen consented to act as the President, Treasurer and a director of the Company; and (iv) Jacob W. Lemmeke consented to act as the Secretary and a director of the Company.

The biographies of each of the new directors and officers are set forth below as follows:

Ulrik Svane Thomsen. Mr. Thomsen is the President, Treasurer and a director of the Company. Mr. Thomsen has over eight years experience as a certified IT manager, working both in Denmark and throughout most of Europe. He has broad experience in management positions and has worked for high profile companies such as the Marriott International, SAS and IT Consulting, where he worked three years as a project installer throughout Europe. As of the date of this Current Report, Mr. Thomsen is a director for Bloggerwave. He has used the past twenty-four months expanding and branding Bloggerwave in Europe and has great competence is establishing new ideas and concepts.

Jacob W. Lemmeke.   Mr. Lemmeke is the Secretary and a director of the Company. During the past five years, Mr. Lemmeke has been the Director of Business Development and as a Sales Manager at Wiseport, where he specialized in sales to mega chains all over Europe. As of the date of this Current Report, he is the Director of Sales for Bloggerwave. He oversees Bloggerwave operations, where he leads the interactive advertising sales and strategic development, including partnerships with major operators, publishers and ad networks. Mr. Lemmeke and his team are instrumental in launching interactive services to engage a massive base of users and creating compelling marketing opportunities for advertisers.

Item 9.01Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired .  In accordance with Item 9.01(a), the audited financial statements of Bloogerwave will be filed in a supplemental Current Report on Form 8-K within the next 75 days.

 (b) Exhibits.  The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Merger Agreement by and between Elevated Concepts Inc. and Bloggerwave Inc. dated September 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2009	ELEVATED CONCEPTS INC.
/s/ Ulrik Svane Thomsen
Name: Ulrik Svane Thomsen
Title: President